UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 7, 2014

         HII TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

                      Delaware

                       0-30291

           03-0453686

     (State or other jurisdiction                                              (Commission                                     (IRS Employer

             of incorporation)                                                     File Number)                                 Identification No.)

                                                                710 North Post Oak Road, , Texas

                                                77024

                                                       (Address of principal executive offices)                                               (Zip Code)

Registrant’s telephone number, including area code:

(713) 821-3157

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

On April 7, 2014, our wholly-owned subsidiaries, Aqua Handling of Texas, LLC, Apache Energy Services LLC and KMHVC Inc. entered into an amendment to certain June 2013 Financing Agreement with Rosenthal & Rosenthal, Inc. as Lender (the “Amendment”).  Pursuant to the Amendment, the maximum amount available for borrowing under the facility was increased to $5 million.

Section 2 – Financial Information

Item 2.02

Results of Operations and Financial Condition.

On April 7, 2014, HII Technologies, Inc. announced its preliminary unaudited financial results for the quarter ended March 31, 2014.  We do not expect any significant changes in our unaudited financial statements from the results reported today.  The press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, discloses certain financial measures that may be considered non-GAAP financial measures.  Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States.  These non-GAAP measures should be considered in addition to, not as a substitute for, or superior to net income and net cash provided by operating activities, or other financial measures prepared in accordance with GAAP.

The information in this report shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated by specific reference in such filing.

Section 7 – Regulation FD

Item 7.01

Regulation FD Disclosure.

See Item 2.02 above.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

10.1

Amendment to Financing Agreement

99.1

Press Release dated April 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HII TECHNOLOGIES, INC.

(Registrant)

Date:  April 8, 2014

By:

/s/ Matthew C. Flemming

Matthew C. Flemming, President

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